UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2020

ALLYME GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-209478	32-0446353
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

10250 Constellation Blvd., Suite 100 Los Angeles, CA	90067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(778) 888-2886

n/a

(Former name or former address, if changed since last report)

Securities registered under Section 12(b) of the Exchange Act:

Title of each Class	Ticker Symbol	Name of each exchange on which registered
Common Stock, par value $0.001	WWIN	Pink Sheets

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Change in Registrant’s Certifying Accountant

(i) On March 30, 2020, the Company dismissed KSP Group, Inc., Certified Public Accountants (“KSP”), the independent registered public accounting firm of AllyMe Group, Inc. (the “Company”), effective on that date. As a result, the Company’s Board of Directors engaged ZH CPA, LLC (“ZH”) to serve as the Company’s independent registered public accounting firm effective March 30, 2020.

(ii) The report of KSP on the financial statements of the Company as of and for the fiscal year ended December 31, 2018 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) During the Company’s fiscal year ended December 31, 2018 and the subsequent interim periods from January 1, 2019 to the date of this report, and in connection with the audit of the Company’s financial statements for such periods, there were no disagreements between the Company and KSP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KSP, would have caused KSP to make reference to the subject matter of such disagreements in connection with its audit reports on the Company’s financial statements.

(iv) KSP’s audit opinion letter for the period ended December 31, 2018 included the following statement:

“The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2, the Company has incurred accumulated deficits, recurring operating losses since inception and negative cash flows from operations. This and other factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also discussed in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

(v) During the Company’s fiscal year ended December 31, 2018 and the subsequent interim period from January 1, 2019 to the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

(vi) During the Company’s fiscal year ended December 31, 2018 and the subsequent interim period from January 1, 2019 to the date of this report, the Company did not consult with ZH regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

(viii) The Company has provided KSP with a copy of the disclosures in this report and has requested that KSP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Haynie agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

16.1	Letter to Securities and Exchange Commission from KSP Group, Inc., Certified Public Accountants dated April 3, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALLYME GROUP, INC.

DATE: April 3, 2020

By:	/s/ Zichang Wang
Zichang Wang
CEO, President and Secretary

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